FIRST FUNDS

Growth & Income Portfolio

Capital Appreciation Portfolio

Tennessee Tax-Free Portfolio

Bond Portfolio

Intermediate Bond Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

Cash Reserve Portfolio

SUPPLEMENT DATED FEBRUARY 26, 2003, TO THE

OCTOBER 28, 2002, PROSPECTUSES AND

STATEMENTS OF ADDITIONAL INFORMATION

This supplement provides new information beyond that contained in the Prospectuses and Statements of Additional Information (“SAI”) and should be read in conjunction with such Prospectuses and SAIs.

Prospectuses

The first sentence under the section entitled, “Statements and Reports” on:  page 15 of the Intermediate Bond Portfolio, Bond Portfolio, and Capital Appreciation Portfolio Prospectuses; page 14 of the Growth & Income Portfolio and Tennessee Tax-Free Portfolio Prospectuses; and page 20 of the U.S. Government Money Market Portfolio, Municipal Money Market Portfolio, and Cash Reserve Portfolio Prospectus shall be deleted in its entirety and replaced with the following sentence:

You, or if Class I, the Institutional Investor, will receive a confirmation after every transaction that affects the share balance or the account registration and a quarterly account statement.

SAIs

Effective January 31, 2003, L.R. Jalenak, Jr. has retired from the Board of Trustees of First Funds.